================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 2004


                        THE MERIDIAN RESOURCE CORPORATION
             (Exact Name of Registrant As Specified In Its Charter)


                 TEXAS                                  1-10671                              76-0319553
     (State or Other Jurisdiction                (Commission File No.)                    (I.R.S. Employer
           of Incorporation)                                                             Identification No.)


                         1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                  281-597-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



================================================================================

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On July 28, 2004, The Meridian Resource Corporation issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference.

         Also on July 28, 2004, The Meridian Resource Corporation issued a press release announcing certain well test results. A copy of the press release is attached to this report as Exhibit 99.2 and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits


EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press release of Meridian, dated July 28, 2004 regarding financial results for the second quarter of 2004.

99.2               Press release of Meridian, dated July 28, 2004 regarding certain well test results.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              THE MERIDIAN RESOURCE CORPORATION
                              (Registrant)


                              /s/ Lloyd V. DeLano
                              --------------------------------------------------
                              Lloyd V. DeLano
                              Senior Vice President and Chief Accounting Officer




Date:  July 28, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press release of Meridian, dated July 28, 2004 regarding financial results for the second quarter of 2004.

99.2               Press release of Meridian, dated July 28, 2004 regarding certain well test results.